      EXHIBIT INDEX

Exhibit No.                 Description          Page
----------     --------------------------------------     --------------


10(g)     Certificate stating that a copy of the     Filed Herewith
report for the previous quarter has
     been filed with interested state
     commissions.

Financial
Statement
No.                 Description          Page
---------     -------------------------------------     ----------------

1-A     National Grid USA     Filed Separately
     Consolidated Income Statements for
the quarter and nine months ended
December 31, 2000

1-B     National Grid USA     Filed Separately
     Consolidated Balance Sheet as of
     December 31, 2000

2-A     New England Energy, Inc. Balance SheetFiled Separately
     as of December 31, 2000

3-A     Wayfinder Group, Inc. Income Statements     Filed Separately
     for the quarter and nine months ended
December 31, 2000

3-B     Wayfinder Group, Inc. Balance Sheet     Filed Separately
     as of December 31, 2000

4-ATexas Liquids, LLC Income Statements for     Filed Separately
     the period August 1, 2000 to August 16,
     2000, and for the year-to-date period
     ended August 16, 2000

4-BTexas Liquids, LLC Balance     Filed Separately
     Sheet as of August 16, 2000

5-ATexas-Ohio Gas, Inc. Income Statements forFiled Separately
     the two and six months ended September 30,
     2000

5-BTexas-Ohio Gas, Inc. Balance Sheet as ofFiled Separately
     September 30, 2000

6-AAllEnergy Marketing Company, L.L.C.Filed Separately
     Consolidated Income Statements for the
     two months ended September 30, 2000,
     and for the quarter and nine months ended
     December 31, 2000

6-BAllEnergy Marketing Company, L.L.C.Filed Separately
     Consolidated Balance Sheet as of
     December 31, 2000

7-AEUA Energy Investment CorporationFiled Separately
          Income Statements for the quarter and
          nine months ended December 31, 2000

7-B     EUA Energy Investment CorporationFiled Separately
          Balance Sheet as of December 31, 2000

8-A     EUA Cogenex Corporation ConsolidatedFiled Separately
          Income Statements for the quarter-to-date and year-to-date periods ended
          December 29, 2000

8-B     EUA Cogenex Corporation ConsolidatedFiled Separately
          Balance Sheet as of December 29, 2000

9-A     Northeast Energy Management, Inc.Filed Separately
          Income Statements for the quarter-to-date and year-to-date periods ended
          December 29, 2000

9-B     Northeast Energy Management, Inc.Filed Separately
          Balance Sheet as of December 29, 2000

10-AAPS Cogenex, L.L.C. Income StatementsFiled Separately for the quarter-to-date and year-to-date periods ended December 29, 2000

10-BAPS Cogenex, L.L.C. Balance Sheet asFiled Separately of December 29, 2000

11-A     EUA Cogenex West Corporation IncomeFiled Separately
          Statements for the quarter-to-date and
          year-to-date periods ended
          December 29, 2000

11-B     EUA Cogenex West Corporation BalanceFiled Separately
          Sheet as of December 29, 2000

12-A     EUA Energy Capital & Services IFiled Separately
          Income Statements for the quarter-to-date and year-to-date periods ended
          December 29, 2000

12-B     EUA Energy Capital & Services IFiled Separately
          Balance Sheet as of December 29, 2000

13-A     EUA Energy Capital & Services II      Filed Separately
          Income Statements for the quarter-to-date and year-to-date periods ended
          December 29, 2000

13-B     EUA Energy Capital & Services IIFiled Separately
          Balance Sheet as of December 29, 2000

Note: Financial Statements are being filed separately pursuant to a request for confidential treatment.